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                                                                    EXHIBIT 10.2
                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                 THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of December 31, 1996 is among SOFTWARE SPECTRUM, INC. (the "Borrower"), each of the banks or other lending institutions which are a party hereto (individually a "Bank" and collectively, the "Banks") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, individually as a Bank (in its individual capacity and not as agent, herein "TCB") and as agent for itself and the other Banks (in such capacity as agent, together with its successors in such capacity, the "Agent").

                                   RECITALS:

                 A. Borrower, TCB and the Agent have entered into that certain Credit Agreement dated May 3, 1996 (as amended by that certain First Amendment to Credit Agreement and Master Assignment and Acceptance dated as of June 28, 1996, that certain Second Amendment to Credit Agreement dated as of June 28, 1996 and that certain Amendment Letter dated as of September 30, 1996, herein the "Agreement".

                 B. Pursuant to Section 14.8 of the Agreement, TCB assigned certain of its rights and obligations under the Agreement and the other Loan Documents to the other Banks.

                 C. The Borrower, Banks and the Agent desire to amend the Agreement as herein set forth.

                 NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 2

                                   Amendments

         Section 2.1 Amendment to Section 11.3. Effective as of the date hereof, clause (b) of Section 11.3 of the Agreement is amended in its entirety to read as follows:

                 (b) 0.90 to 1.00 computed on the basis of the Cash Flow and Fixed Charges for the period from June 30, 1996 through December 31, 1996; and

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 1


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                                   ARTICLE 3

                                 Miscellaneous

         Section 3.1 Ratification. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Agreement, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Spectrum Integrated Services, Inc. (by its execution below), the Banks and Agent agree that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 3.2 Reference to Agreement. Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 3.3 Severability. Any provision of this Amendment held by a court of component jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 3.4 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Section 3.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Borrower, Agent, the Banks and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 3.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 3.7      Headings.     The headings, captions and
arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 3.8 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 2
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         Executed as of the date first written above.

                                        BORROWER:
                                        ---------

                                        SOFTWARE SPECTRUM, INC.

                                        By:/s/ Deborah A. Nugent
                                           ------------------------------------
                                           Deborah A. Nugent
                                           Vice President

                                        Accepted and agreed to:

                                        SPECTRUM INTEGRATED SERVICES, INC.

                                        By: /s/ Deborah A. Nugent
                                           ------------------------------------
                                            Deborah A. Nugent
                                            Secretary/Treasurer

                                        AGENT:
                                        ------

                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, individually as a
                                        Bank and as the Agent

                                        By: /s/ Jill Johnson Todd
                                           ------------------------------------
                                            Jill Johnson Todd
                                            Vice President

                                        OTHER BANKS:
                                        ------------

                                        BANQUE PARIBAS

                                        By:/s/ Larry Robinson
                                           ------------------------------------
                                           Name:  Larry Robinson
                                                  -----------------------------
                                           Title: Vice President
                                                  -----------------------------

                                        By:/s/ Rosemary Davis
                                           ------------------------------------
                                           Name:  Rosemary Davis
                                                  -----------------------------
                                           Title: Vice President
                                                  -----------------------------


FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 3
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                                        NATIONAL CITY BANK, KENTUCKY

                                        By: /s/ Don Pullen
                                            -----------------------------------
                                            Name:  Don Pullen
                                                  -----------------------------
                                            Title: Vice President
                                                  -----------------------------

                                        COMERICA BANK

                                        By: /s/ Reginald M. Goldsmith, III
                                            -----------------------------------
                                            Name:  Reginald M. Goldsmith, III
                                                  -----------------------------
                                            Title: Vice President
                                                  -----------------------------

                                        PNC BANK, N.A.

                                        By: /s/ Philip K. Liebscher
                                           ------------------------------------
                                            Name:  Philip K. Liebscher
                                                  -----------------------------
                                            Title: Vice President
                                                  -----------------------------

                                        WELLS FARGO BANK (TEXAS), NATIONAL
                                        ASSOCIATION

                                        By:
                                           ------------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                        NBD BANK

                                        By: /s/ Larry E. Cooper
                                            -----------------------------------
                                            Name: Larry E. Cooper
                                                  -----------------------------
                                            Title: First Vice President
                                                  -----------------------------


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